UBIQUITY BROADCASTING CORPORATION

FINANCIAL STATEMENTS

JUNE 30, 2013

CONTENTS

PAGE

Balance Sheets as of June 30, 2013 and December 31, 2012 (Unaudited)	F-1

Statements of Operations for the three and six months ended June 30, 2013 and 2012 (Unaudited)	F-2

Statements of Cash Flows for the six months ended June 30, 2013 and 2012 (Unaudited)	F-3

Notes to the Financial Statements	F-4 - F-13

UBIQUITY BROADCASTING CORPORATION

BALANCE SHEETS (UNAUDITED)

AS OF JUNE 30, 2013 AND DECEMBER 31, 2012

	June 30, 2013	December 31, 2012
ASSETS
Current Assets
Cash and equivalents	$99,144	$118,663
Accounts receivable, net	33,350	29,600
Prepaid expenses	187,426	160,994
Notes receivable/other current assets	313,485	216,439
Total Current Assets	633,405	525,696

Property and equipment, net	1,028,983	990,676

Other Assets
Intangible assets, net	8,365,446	8,527,252

TOTAL ASSETS	$10,027,834	$10,043,624

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Current Liabilities
Accounts payable	$534,420	$831,026
Accrued expenses	2,156,926	1,809,015
Credit cards payable	455,305	455,174
Loans/leases payable	273,499	12,500
Total Liabilities	3,420,150	3,107,715

Stockholders’ Equity
Common stock, $.001 par value, 70,000,000 shares authorized, 54,414,978 and 48,649,824 shares issued and outstanding, respectively	54,415	48,650
Preferred stock, $0.001 par value, 10,000,000 shares authorized, 0 and 600,000 shares issued and outstanding, respectively	0	600
Additional paid-in capital	71,927,931	68,407,133
Accumulated deficit	(65,374,662)	(61,520,474)
Total Stockholders’ Equity	6,607,684	6,935,909

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$10,027,834	$10,043,624

See accompanying notes to the financial statements.

F-1

UBIQUITY BROADCASTING CORPORATION

STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2013 AND 2012

	Three months ended June 30, 2013	Six months ended June 30, 2013	Three months ended June 30, 2012	Six months ended June 30, 2012

REVENUES	$15,908	$38,987	$72,033	$115,831
COST OF SALES	10,181	25,382	44,949	92,181
GROSS MARGIN	5,727	13,605	27,084	23,650

OPERATING EXPENSES
Meals and entertainment	9,043	22,308	17,395	31,960
Marketing	30,460	36,026	13,056	16,104
Outside services	52,387	411,302	54,811	192,454
Payroll expense	681,357	1,081,924	292,281	874,769
Stock-based compensation	0	726,710	0	0
Office and computer	47,374	81,022	36,848	74,995
Professional fees	325,627	552,132	188,930	309,112
Rent	122,597	210,378	118,266	197,215
Travel	20,072	31,550	67,257	80,170
Taxes	0	0	3,435	3,435
Charitable contributions	5,000	5,000	5,000	35,000
Depreciation and amortization	205,395	547,791	205,395	410,789
Other operating expenses	285,324	161,650	260,695	380,170
TOTAL OPERATING EXPENSES	1,784,636	3,867,793	1,263,369	2,606,173

LOSS FROM OPERATIONS	(1,778,909)	(3,854,188)	(1,236,285)	(2,582,523)

OTHER INCOME (EXPENSES)
Interest income	0	0	3	3
Other income	0	0	433	14,460
TOTAL OTHER INCOME (EXPENSES)	0	0	436	14,463

LOSS BEFORE PROVISION FOR INCOME TAXES	(1,778,909)	(3,854,188)	(1,235,849)	(2,568,060)

PROVISION FOR INCOME TAXES	0	0	0	0

NET LOSS	$(1,778,909)	$(3,854,188)	$(1,235,849)	$(2,568,060)

NET LOSS PER SHARE: BASIC AND DILUTED	$(0.03)	$(0.07)	$(0.03)	$(0.06)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING: BASIC AND DILUTED	53,800,043	52,230,686	43,720,698	42,771,304

See accompanying notes to the financial statements.

F-2

UBIQUITY BROADCASTING CORPORATION

STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012

	Six months ended June 30, 2013	Six months ended June 30, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	(3,854,188)	(2,568,060)
Change in non-cash working capital items:
Depreciation and amortization	547,791	410,789
Stock-based compensation	726,710	0
Changes in assets and liabilities:
(Increase) in accounts receivable	(3,750)	(950)
(Increase) in prepaid expenses	(26,432)	(27,099)
(Increase) in other current assets	(97,046)	(165,349)
(Decrease) in accounts payable	(296,606)	(85,031)
Increase in accrued expenses	347,911	146,642
Increase in credit cards payable	131	107,830
Net Cash Flows Used by Operating Activities	(2,655,479)	(2,181,228)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(166,126)	(15,777)
Acquisition of intangible assets	(258,166)	(180,534)
Net Cash Used in Investing Activities	(424,292)	(196,311)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock issued for cash	2,978,279	2,709,167
Equity issuance costs	(179,026)	(176,082)
Proceeds (payments) on loans/leases payable	260,999	(58,572)
Net Cash Provided by Financing Activities	3,060,252	2,474,513

NET INCREASE (DECREASE) IN CASH	(19,519)	96,974

Cash, beginning of period	118,663	300,671
Cash, end of period	$99,144	$397,645

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$0	$0
Income taxes paid	$0	$0

See accompanying notes to financial statements.

F-3

UBIQUITY BROADCASTING CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2013

NOTE 1 – NATURE OF BUSINESS

Ubiquity Broadcasting Corporation (“Ubiquity” or “the Company”) was formed in the State of Delaware in February 2007. It then became a corporation in the State of Delaware on February 12, 2007.

The company is focused on the intersection of cloud based cross-platform applications synchronized across all screens for enhancing the digital lifestyle.  Ubiquity has its own studio operations, and is developing ubiquitous digital applications and digital content in connection with its intellectual property. Ubiquity’s technology is seamless, simplistic, and extremely intuitive.  Ubiquity has developed products and services providing a seamless platform for access to all media and content from all devices. These products include mobile commerce, video search, and a customized interface for all personal and public files, including any media and any content from any source to any device.

The company is focused on becoming an industry leader in cloud-based products and services, and management expects its competitive position will be enhanced and sustained by its broad and deep portfolio of patents and intellectual property.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission (“SEC”), and should be read in conjunction with the audited financial statements and notes thereto contained in the Company’s Form 8-K filed with the SEC as of and for the year ended December 31, 2012 and 2011. In the opinion of management, all adjustments necessary for the financial statements to be not misleading for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year.

Accounting Basis

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting). The Company has adopted a December 31 fiscal year end.

Cash and Cash Equivalents

For purposes of the accompanying financial statements, the Company considers all highly liquid instruments with an initial maturity of three months or less to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are reported at realizable value, net of allowances for doubtful accounts, which is estimated and recorded in the period the related revenue is recorded. The Company has a standardized approach to estimate and review the collectability of its receivables based on a number of factors, including the period they have been outstanding. Historical collection and payer reimbursement experience is an integral part of the estimation process related to allowances for doubtful accounts. In addition, the Company regularly assesses the state of its billing operations in order to identify issues, which may impact the collectability of these receivables or reserve estimates. Bad debt expense was $0 for the three and six months ended June 30, 2013 and 2012. The allowance for doubtful accounts was $0 as of June 30, 2013 and December 31, 2012.

F-4

UBIQUITY BROADCASTING CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2013

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

The capital assets are being depreciated over their estimated useful lives, three to seven years using the straight-line method of depreciation for book purposes.

Fair Value of Financial Instruments

The Company considers all liquid interest-earning investments with a maturity of three months or less at the date of purchase to be cash equivalents. Short-term investments generally mature between three months and six years from the purchase date. Investments with maturities beyond one year may be classified as short-term based on their highly liquid nature and because such marketable securities represent the investment of cash that is available for current operations. All cash and short-term investments are classified as available for sale and are recorded at market value using the specific identification method; unrealized gains and losses will be reflected in OCI.

Equity and other investments include debt and equity instruments. Debt securities and publicly traded equity securities are classified as available for sale and are recorded at market using the specific identification method. Unrealized gains and losses (excluding other-than-temporary impairments) will be reflected in OCI. All other investments, excluding those accounted for using the equity method, are recorded at cost.

Investments are considered to be impaired when a decline in fair value is judged to be other-than-temporary. The Company employs a systematic methodology that considers available evidence in evaluating potential impairment of its investments. In the event that the cost of an investment exceeds its fair value, the Company evaluates, among other factors, the duration and extent to which the fair value is less than cost and the financial health and business outlook for the investor. Ubiquity will also base their actions on industry performance, changes in technology, operational and financing cash flow factors; and the Company’s intent and ability to hold the investment. Once a decline in fair value is determined to be other-than-temporary, an impairment charge will be recorded and a new cost basis in the investment will be established.

Intangible Assets

Intangible assets are amortized using the straight-line method over fifteen years. The Company periodically evaluates the recoverability of intangible assets and takes into account events or circumstances that warrant revised estimates of useful lives or that indicate impairment exists. All of Ubiquity’s intangible assets are subject to amortization.

Revenue Recognition

The Company recognizes revenue when (i) persuasive evidence of an arrangement exists; (ii) delivery has occurred or services have been rendered; (iii) the sales price is fixed or determinable; and (iv) collectability is reasonably assured.  Revenue from packaged product sales to distributors and resellers is usually recorded when related products are shipped. However, when the revenue recognition criteria required for distributor and reseller arrangements are not met, revenue is recognized as payments are received.

Cost of Revenue

Cost of revenue includes the direct costs to manufacture and distribute the product and the direct costs to provide online services, production, consulting, product support, licensing opportunities, training and certification of sub-contractors.

F-5

UBIQUITY BROADCASTING CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2013

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Marketing Costs

Marketing costs are expensed as incurred. Marketing expenses were $30,460 and $36,026 for the three and six months ended June 30, 2013, respectively, and $13,056 and $16,104 for the three and six months ended June 30, 2012.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Concentration of Credit Risks

The Company maintains its cash and cash equivalents in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts; however, amounts in excess of the federally insured limit may be at risk if the bank experiences financial difficulties.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. Examples include estimates of loss contingencies and product life cycles, and assumptions such as the elements comprising a software arrangement, including the distinction between upgrades/enhancements and new products; when the Company reaches technological feasibility for its products; the potential outcome of the future tax consequences of events that have been recognized in the Company’s financial statements or tax returns; and determining when investment impairments are other-than-temporary. Actual results and outcomes may differ from these estimates and assumptions.

Earnings Per Common and Common Equivalent Share

The computation of basic earnings per common share is computed using the weighted average number of common shares outstanding during the year. The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the year plus common stock equivalents which would arise from the exercise of warrants outstanding using the treasury stock method and the average market price per share during the year. Options, warrants and convertible preferred stock which are common stock equivalents are not included in the diluted earnings per share calculation for the three and six months ended June 30, 2013 and 2012 since their effect is anti-dilutive.

Impairment of Long-Lived Assets

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Recently Issued Accounting Guidance

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flow.

F-6

UBIQUITY BROADCASTING CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2013

NOTE 3 – PREPAID EXPENSES

Prepaid expenses consisted of the following as of June 30, 2013 and December 31, 2012:

	2013	2013
Commissions	$78,309	63,309
Rent	96,155	96,155
Security deposit	11,832	400
Miscellaneous	1,130	1,130
Legal	0	0
Total prepaid expenses	$187,426	$160,994

NOTE 4 – PROPERTY AND EQUIPMENT

The Company owned equipment recorded at cost which consisted of the following as of June 30, 2013 and December 31, 2012:

	2013	2012
Machinery and equipment	$478,822	$419,907
Office equipment	879,449	874,853
Leasehold improvements	488,465	385,850
Subtotal	1,846,736	1,680,610
Accumulated depreciation	(817,753)	(689,934)
Property and equipment, net	$1,028,983	$990,676

Depreciation expense was $127,819 and $99,415 for the six months ended June 30, 2013 and 2012, respectively.

NOTE 5 – INTANGIBLE ASSETS

The Company has capitalized costs in relation to developing acquiring intangible assets, which consisted of the following as of June 30, 2013 and December 31, 2012:

	2013	2012
Patents and trademarks	$6,523,351	$6,379,353
Data compression	635,625	521,458
Website	2,440,139	2,440,139
Invicta immersive property	2,028,000	2,028,000
Goodwill	972,000	972,000
Subtotal, intangible assets	12,599,116	12,340,950
Accumulated amortization	(4,233,670)	(3,813,698)
Intangible assets, net	$8,365,546	$8,527,252

Additions to the intangible assets primarily relate to the Company’s development of patents and trademarks, data compression and the WEAV website project. The company has incurred heavy costs for intangible assets in the past and does not expect to see intangible costs level out or drop in the future as the company continues to invest and develop its intellectual property. The Company analyzes these assets on an annual basis and determined that no impairment was necessary for the six months ended June 30, 2013. Amortization is recorded using the straight-line method over a period of fifteen years.

F-7

UBIQUITY BROADCASTING CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2013

NOTE 5 – INTANGIBLE ASSETS (CONTINUED)

On July 27, 2012, Ubiquity entered into an asset purchase agreement with Invicta, LLC, a California limited liability company and Jonathan Eubanks, to purchase its Software Development and software platform for social mobile and online virtual gaming. Ubiquity issued Jonathan Eubanks 750,000 shares of common stock at the rate of $4.00 per share resulting in the total purchase price of $3,000,000. This purchase reflects on the financial statements ending December 31, 2012 as $3,000,000 of intangible assets. The intangible assets will be tested for impairment annually. No impairment was deemed necessary as of June 30, 2013.

Amortization expense for all intangible assets was $419,972 and $311,374 for the six months ended June 30, 2013 and 2012, respectively.

NOTE 6 – ACCRUED EXPENSES

Accrued expenses consisted of the following as of June 30, 2013 and December 31, 2012:

	2013	2012
Salary and wages	$1,284,437	$951,428
Payroll and other taxes	860,603	845,701
Interest	11,886	11,886
Total accrued expenses	$2,156,926	$1,809,015

NOTE 7 – RELATED PARTY TRANSACTIONS

The Company paid or accrued bonuses related to equity raises of $179,026 and $176,082 to two officers during the six months ended June 30, 2013 and 2012, respectively.

The President of Ubiquity Broadcasting Corporation, Christopher Carmichael, has accrued salary of $1,100,012 as of June 30, 2013 resulting in part from previous work done for the company and from his new salary as President and CEO. Chris Carmichael accrues and draws a salary of $420,000 and accrues 300,000 options annually.

The Carmichael Family has personally guaranteed two company credit cards and has allowed the company use of their personal credit cards as needed. Total lines of credit personally guaranteed by the

Carmichael family is up to $800,000 per month.

The company had certain note payables outstanding to related parties as of June 30, 2013 and December 31, 2012. Chris Carmichael was owed $268,000 and $14,000 as of June 30, 2013 and December 31, 2012, respectively. The amounts are unsecured, non-interest bearing and due on demand.

Albert Carmichael was owed $5,499 and $22,000 as of June 30, 2013 and December 31, 2012. The amounts are unsecured, non-interest bearing and due on demand.

On August 30, 2010, Ubiquity entered into three separate Patent Licensing Agreements with Sponsor Me Inc., for the License of the “Immersive Advertising Patent” in the amount of $250,000, another agreement for the license of the “Lifestyle Portal” Patent in the amount of $250,000, and also a Lifestyle Portal Web and Mobile Development reimbursement agreement for the production of the Sponsor Me Inc. web and mobile site. The balance due on these agreements was $190,915 and $169,711 as of June 30, 2013 and December 31, 2012, respectively.

F-8

UBIQUITY BROADCASTING CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2013

NOTE 7 – RELATED PARTY TRANSACTIONS (CONTINUED)

As of December 31, 2012, SC Business Consulting, a company controlled by a relative of a shareholder owed the company $0 and $7,358 as of June 30, 2013 and December 31, 2012, respectively. The amount is unsecured, non-interest bearing and due on demand.

NOTE 8 – STOCKHOLDERS’ EQUITY

Ubiquity Broadcasting Corporation has 70,000,000 shares of $.001 par value Common Stock and 10,000,000 shares of $0.001 Series A Preferred Stock authorized as of June 30, 2013 and December 31, 2012.

During the six months ending June 30, 2013 the company issued 5,165,154 common shares for total cash proceeds of $2,978,279. The Company also converted 600,000 preferred shares to common on a 1 to 1 basis. Equity issuance costs related to the stock issuance were $179,026 for the period ending June 30, 2013.

There were 54,414,978 and 48,649,824 common shares issued and outstanding at June 30, 2013 December 31, 2012, respectively.

The Company accounts for employee stock-based compensation in accordance with the guidance of ASC Topic 718: Compensation - Stock Compensation, which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values.

The Company follows ASC Topic 505-50, formerly EITF 96-18, “Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling Goods and Services,” for stock options and warrants issued to consultants and other non-employees. In accordance with ASC Topic 505-50, these stock options and warrants issued as compensation for services provided to the Company are accounted for based upon the fair value of the services provided or the estimated fair market value of the option or warrant, whichever can be more clearly determined. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital over the period during which services are rendered.

The Company accounts for employee stock-based compensation in accordance with the guidance of ASC Topic 718: Compensation - Stock Compensation, which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values.

During the year ended December 31, 2012, the Company granted 2,075,000 stock options valued at 6,696,561with exercise prices of $4.00. The options were valued on the grant dates using the Black-Scholes option-pricing model with the following assumptions: dividend yield of 0%, expected volatility of 116%, risk-free interest rates of 0.62-0.77% and expected lives of 60 months. The options were fully expensed as of December 31, 2012.

On February 1, 2013, the Company granted 250,000 stock options valued at $726,710 with exercise prices of $4.00. The options were valued on the grant dates using the Black-Scholes option-pricing model with the following assumptions: dividend yield of 0%, expected volatility of 97%, risk-free interest rates of 0.88% and expected lives of 60 months. The options were fully expensed as of March 31, 2013.

F-9

UBIQUITY BROADCASTING CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2013

NOTE 8 – STOCKHOLDERS’ EQUITY (CONTINUED)

The Company had the following options outstanding as of June 30, 2013 and December 31, 2012:

	Number of Options	Weighted average exercise price
Outstanding, January 1, 2012	9,225,000	$2.50
Granted - 2012	2,075,000	4.00
Exercised - 2012	0	0
Expired - 2012	0	0
Balance, December 31, 2012	11,300,000	2.78
Granted - 2013	250,000	4.00
Exercised - 2013	0	0
Expired - 2013	0	0
Balance, June 30, 2013	11,550,000	$2.80

NOTE 9 – COMMITMENTS AND CONTINGENCIES

On October 7, 2010, Ubiquity Broadcasting Corporation entered into a 5 year lease for a new building in the city of Irvine, CA. The new lease is to commence in the month of March, 2011. In the first and second quarters of 2011, Ubiquity experienced heavy leasehold improvements and fixed asset additions as they upgraded from an 8,629 sq. ft. building to a larger more accommodating 23,450 sq. ft. facility. Lease payments will increase from $18,250 to $37,934 monthly net and increase by roughly 3% annually. Pre-paid rent booked in 2010 will be taken in months 4, 12, 19, 24, and 30 respectively.

Minimum annual rent is as follows for the initial term of the lease:

Year ended December 31, 2013	$498,993
2014	519,194
2015	539,701
2016	136,212
Total lease commitment	$1,694,100

On December 10, 2008, Space 150, LLC and Ubiquity agreed to a payment arrangement for the final award as follows: $60,000.00 was paid on December 10, 2008 at the signing of the agreement and the remaining balance is to be paid out as $45,000 payable at the end of every quarter commencing March 31, 2009 and concluding March 31, 2014. Per the payment agreement Ubiquity retains the right to the website and will be delivered all of the source code and work done on the website, subsequently, Space 150 will transfer the domain names “we-av.net” and “we-av.com” upon completion of the agreement. Of the final award $614,308 was booked as the website asset, $352,661 was booked as legal fees incurred in 2008, and $42,003 was booked as interest respectively as an expense in the 2008 fiscal year. As of June 30, 2013 and December 31, 2012, respectively, Ubiquity owed Space 150, LLC $153,972 and $273,972. The amounts are personally guaranteed by Chris and Connie Carmichael.

The company currently is paying the settlement agreement of XS Networks, Inc. to protect its patented and trademarked interest. On April 9, 2008, XS Network settled its case with Kazuyoshi Kiyota for a total amount of $375,000. Payments in the amount of $30,000 were due and payable on the 1st of April and October until the balance was paid in full. Final payment was made in April, 2013. The balance of settlement was $0 and $30,000 as of June 30, 2013 and December 31, 2012, respectively.

F-10

UBIQUITY BROADCASTING CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2013

NOTE 9 – COMMITMENTS AND CONTINGENCIES (CONTINUED)

At the time of death of the former President of Ubiquity Broadcasting Corporation, Gregory Crotty had accrued $93,743 in salary, 80,000 Common Shares of Ubiquity Broadcasting Corporation, and had 703,250 options to purchase Ubiquity Broadcasting Corporation Common Shares at $1.50 per share. He also had 150,000 shares of common stock issued in his name. Ubiquity will have to issue these shares and pay the balance of his accrued salary to the proper beneficiary once established. As of June 30, 2013, an established beneficiary has yet to be named. All 703,250 options expired as of December 31, 2011 and are not included in total options outstanding.

On August 9, 2012, Ubiquity entered into an asset purchase agreement with Family Friendly Entertainment Inc. (FFE) and Jimmy and Dorothy Jones for the purchase of a business television broadcast network, satellite teleport service and assets, and content distribution channels and customers for and subscriber services relating to FFE. Ubiquity was to pay in consideration with this asset purchase agreement, 1,125,000 of its common shares then valued at $4.00 per share for a purchase price of $4,900,000. Ubiquity never received the assets. After multiple requests to the Jones’ for its assets, the Jones’ agreed to a mutual rescission release on April 9, 2013. The shares and assets were not booked for this transaction at December 31, 2012 due to the rescission that took place in 2013.

On April 26, 2012, Ubiquity filed a complaint against former employees Benjamin Feinman (Havey) and Erik Smith for fraud, negligent misrepresentation, unfair business practices, breach of contract, breach of non-compete covenant, breach of implied covenant of good faith and fair dealings, conversion, money had and received, common law misappropriation of proprietary information. Ubiquity expects to experience legal fees in excess of the norm due to the proceedings of this case.

In an effort to mitigate damages identified by Ubiquity Broadcasting Corporation (“Ubiquity”) in its action Ubiquity Broadcasting Corporation v. Erik Smith et al, on or about May 21, 2013, Ubiquity, Christopher Carmichael, and Connie Carmichael (“Ubiquity Parties”) and Benjamin Havey (“Havey”) and Erik Smith (“Smith) entered into a mutual Settlement Agreement and General Release without either party’s admission of any wrongdoing. In exchange for promises and representation made by Smith and Havey, Ubiquity agreed to a cash settlement with Smith in the amount of $55,000 and a cash settlement with Havey in the amount of $65,000.

On March 5, 2013, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ubiquity Broadcasting Corporation, a privately held Delaware corporation (“Ubiquity-DE”), and Ubiquity Acquisition Corp., a newly formed, wholly-owned Nevada subsidiary of ours (“Acquisition Sub”), pursuant to which Acquisition Sub was merged with and into Ubiquity-DE, and Ubiquity-DE, as the surviving corporation, became our wholly-owned subsidiary (the “Merger”). The merger closed on August 26, 2013.

Pursuant to the terms and conditions of the Merger Agreement, each share of Ubiquity-DE’s common stock issued and outstanding immediately prior to the closing of the Merger was converted into the right to receive 1 shares of our common stock.

Pursuant to the terms of the Merger Agreement, new members of our board of directors were appointed. Our new board of directors consists of previously the directors and officer of Ubiquity-DE.

The purpose of the transactions described is to complete a reverse merger and complete a recapitalization of the company with the result being that Ubiquity-DE became a wholly-owned subsidiary.  Our business operations will now focus on the business of Ubiquity-DE in the future and our management will be the management of Ubiquity-DE.

F-11

UBIQUITY BROADCASTING CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2013

NOTE 9 – COMMITMENTS AND CONTINGENCIES (CONTINUED)

During the first quarter of 2013, the EDD California Employment department notified the Company with an assessment of our independent contractors that the Company may have to pay additional taxes based on our independent contractor payments for a total contingent liability of $305,885. The Company filed a formal petition as of April 22, 2013 and has not heard back on any formal final ruling.

NOTE 10 – INCOME TAXES

For the period ended June 30, 2013, the Company incurred net losses and therefore has no tax liability. The Company began operations in 2007 and has previous net operating loss carry-forwards of approximately $61,500,000 through December 31, 2012. The cumulative loss as of June 30, 2013 of approximately $64,650,000 will be carried forward and can be used through the year 2033 to offset future taxable income. In the future, the cumulative net operating loss carry-forward for income tax purposes may differ from the cumulative financial statement loss due to timing differences between book and tax reporting.

The provision for Federal income tax consists of the following for the six months ended June 30, 2013 and 2012:

	2013	2012
Federal income tax benefit attributable to:
Current operations	$1,063,343	$873,140
Valuation allowance	(1,063,343)	(873,140)
Net provision for federal income tax	$0	$0

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows as of June 30, 2013 and December 31, 2012:

	2013	2012
Deferred tax asset attributable to:
Net operating loss carryover	$24,970,779	$23,907,436
Valuation allowance	(24,970,779)	(23,907,436)
Net deferred tax asset	$0	$0

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $64,650,000 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.

NOTE 11 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the accompanying financial statements, the Company has negative working capital, has incurred operating losses each of the past two years, and has not yet produced continuing revenues from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.

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UBIQUITY BROADCASTING CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2013

NOTE 11 – GOING CONCERN (CONTINUED)

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event that the Company cannot continue as a going concern. Management anticipates that it will be able to raise additional working capital through the issuance of stock and through additional loans from investors.

The ability of the Company to continue as a going concern is dependent upon the Company’s ability to attain a satisfactory level of profitability and obtain suitable and adequate financing. There can be no assurance that management's plan will be successful.

NOTE 12 – SUBSEQUENT EVENTS

On July 12, 2013, the Company acquired intangible assets for 597,950 shares of common stock valued at $4.00 per share for a total purchase price of $2,391,800.

Also on July 12, 2013, the Company acquired intangible assets for 54,100 shares of common stock valued at $4.00 per share for a total purchase price of $216,400.

Additionally on July 12, 2013, the Company acquired intangible assets for 597,950 shares of common stock valued at $4.00 per share for a total purchase price of $2,391,800.

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to June 30, 2013 through the date these financial statements were issued and has determined that it does not have any material subsequent events to disclose in these financial statements other than the events described above.

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